Exhibit 10.3

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December         , 2007, by the lenders identified on the signature pages hereof, WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the lenders who are from time to time a party to the below referenced Credit Agreement (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), and EINSTEIN NOAH RESTAURANT GROUP, INC., a Delaware corporation (formerly known as New World Restaurant Group, Inc.) (“Borrower”) with reference to the following:

WITNESSETH

WHEREAS, Borrower, the Administrative Agent and the several banks and other financial institutions or entities party thereto are parties to that certain Amended and Restated Credit Agreement, dated as of June 28, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Required Lenders consent to the amendment of the Credit Agreement as set forth below; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to so consent to the amendment of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.

2. Amendment to Credit Agreement.

(a) Section 1.1 to the Credit Agreement is hereby amended by amending and restating the following definition in its entirety:

“Capital Expenditures”: for any period, with respect to any Person, without duplication, (i) the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements) during such period, in each case, that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries, and (ii) Capital Lease Obligations incurred by such Person and its Subsidiaries during such period, provided that (a) the cost of any Investment permitted under Sections 8.8(k) or 8.8(l) shall not constitute a Capital Expenditure by the Borrower or any of its Subsidiaries, (b) a Capital Expenditure funded with Reinvestment Deferred Amounts shall not constitute a Capital Expenditure and (c) a Capital Expenditure made to the extent either (i) reimbursed by a landlord that is not a Subsidiary or Affiliate of Borrower (a “Third Party Landlord”), (ii) paid directly by a Third Party Landlord or (iii) the funds therefor were paid by a Third Party Landlord to Borrower or any of its Subsidiaries prior to such expenditure, shall not constitute a Capital Expenditure.”

3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof, and this Amendment shall be effective as of the date upon which such conditions precedent shall be satisfied (such date being the “Effective Date”):

(a) Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Administrative Agent, and the Required Lenders, and the same shall be in full force and effect.

(b) Administrative Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Subsidiary Guarantor.

(c) The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (or, to the extent that such representations and warranties relate solely to an earlier date, on and as of such earlier date).

(d) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall immediately result from the consummation of the transactions contemplated herein.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against Borrower, any Subsidiary Guarantor, Administrative Agent, or any Lender.

4. Representation and Warranties. Borrower hereby makes each of the following representations and warranties to the Lender Group:

(a) The representations and warranties herein and in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (or, to the extent that such representations and warranties relate solely to an earlier date, on and as of such earlier date).

(b) No Default or Event of Default has occurred and is continuing on the date hereof, nor shall immediately result from the consummation of the transactions contemplated herein.

(c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force and effect by any Governmental Authority against Borrower or any Subsidiary Guarantor.

2

5. Expenses. Borrower agrees to pay all costs and expenses of Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, in each case to the extent set forth in the Credit Agreement. All obligations provided in this Paragraph 5 shall survive any termination of this Amendment and the Credit Agreement.

6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

8. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof’ or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

3

(d) This Amendment is a Loan Document.

9. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

EINSTEIN NOAH RESTAURANT GROUP, INC. (formerly known as NEW WORLD RESTAURANT GROUP, INC.), as Borrower

By:	/s/ Richard Dutkiewicz
Name:	Richard Dutkiewicz
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

WELLS FARGO FOOTHILL, INC., as Administrative Agent and as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

LA SALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

E*TRADE BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

BRENTWOOD CLO II, LTD., as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

GSC GROUP CDO FUND IX, LIMITED, as a Lender

By:	GSCP (NJ), L.P., as Collateral Manager

By:
Name:
Title:

GSC GROUP CDO FUND XI, LIMITED, as a Lender

By:	GSCP (NJ), L.P., as Collateral Manager

By:
Name:
Title:

GSC GROUP CDO FUND XII, LIMITED, as a Lender

By:	GSCP (NJ), L.P., as Collateral Manager

By:
Name:
Title:

GSC PARTNERS CDO FUND VIII, LIMITED, as a Lender

By:	GSCP (NJ), L.P., as Collateral Manager

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

ALLIED IRISH BANKS, P .L.C., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDMENT AND RESTATED CREDIT AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of December     , 2007

Reference is hereby made to that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment”), among the lenders identified on the signature pages thereof, Wells Fargo Foothill, Inc., a California corporation, as the lead arranger and administrative agent for the lenders from time to time party to the below referenced Credit Agreement (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and Einstein Noah Restaurant Group, Inc., a Delaware corporation (formerly known as New World Restaurant Group, Inc.) (“Borrower”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Amended and Restated Credit Agreement dated as of June 28, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among Borrower and the Lender Group. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent is within its powers, has been duly authorized by all necessary corporate action and is not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority applicable to it, or of the terms of its Governing Documents, will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any of its properties or assets, other than Permitted Liens, and will not require any approval of its equity holders, other than consents or approval that have been obtained and that are still in force and effect, (b) consents to the amendment of the Credit Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; and (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’ s acknowledgement or agreement to future amendments, waivers or modifications and nothing herein shall create such a duty.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.

MANHATTAN BAGEL COMPANY, INC.

By:	/s/ Richard Dutkiewicz
Name:	Richard Dutkiewicz
Title:	Treasurer

CHESAPEAKE BAGEL FRANCHISE CORP.

By:	/s/ Richard Dutkiewicz
Name:	Richard Dutkiewicz
Title:	Treasurer

EINSTEIN AND NOAH CORP.

By:	/s/ Richard Dutkiewicz
Name:	Richard Dutkiewicz
Title:	Treasurer

EINSTEIN/NOAH BAGEL PARTNERS, INC.

By:	/s/ Richard Dutkiewicz
Name:	Richard Dutkiewicz
Title:	Treasurer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT]

I. & J. BAGEL, INC.

By:	/s/ Richard Dutkiewicz
Name:	Richard Dutkiewicz
Title:	Treasurer

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT]